UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ELDERWATCH, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

ELDERWATCH, INC.
c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, New York 11580

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the stockholders of Elderwatch, Inc. (“Elderwatch”) will be held on August 22, 2006, at 10:00 a.m., at the offices of David Lubin & Associates, PLLC, located at 26 East Hawthorne Avenue, Valley Stream, New York 11580, for the following purposes:

1.
To act on a proposal to change Elderwatch’s state of incorporation from Florida to Nevada by the merger of Elderwatch with and into its wholly-owned subsidiary, Energtek Inc., a Nevada corporation (“Energtek”).

2.	To authorize a change in the name of Elderwatch to “Energtek Inc.”

3.	To authorize an increase in authorized common stock from 50,000,000 shares, par value $0.001 per share, to 250,000,000 shares, par value $0.0001 per share.

4.	To authorize a decrease in authorized preferred stock from 10,000,000 shares, par value $0.001 per share, to 5,000,000 shares, par value $0.0001 per share.

5.	To elect one director of the Company to serve until the election and qualification of his successor;

6.
To grant discretionary authority to our board of directors to implement a forward stock split of our common stock on the basis of up to five post-split shares for each one pre-split share to occur at some time within 12 months of the date of the special meeting, with the exact time of the forward split to be determined by the Board of Directors;

7.	To transact such other business as may properly be brought before a special meeting of the stockholders of Elderwatch or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on July 28, 2006, the record date. Only shareholders of record at the record date are entitled to notice of and to vote at the meeting or any adjournments thereof. Shareholders are entitled to appraisal rights as to the proposal to change Elderwatch’s state of incorporation from Florida to Nevada. For more information on such appraisal rights, please see the section entitled “Appraisal Rights” in the Proxy Statement enclosed herein.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Special Meeting in accordance with your instructions. For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors,

/s/ Doron Uziel

Doron Uziel President, Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer

July 28, 2006

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT
THIS PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

GENERAL

Solicitation of Proxies. This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.001 par value (the "Common Stock"), of Elderwatch, Inc., a Florida corporation ("Elderwatch"), commencing on or about July 28, 2006, in connection with the solicitation of proxies by the Board of Directors of Elderwatch (the "Board") for use at the special meeting of the stockholders of Elderwatch (the "Meeting") to be held at the offices of David Lubin & Associates, PLLC, located at 26 East Hawthorne Avenue, Valley Stream, New York 11580on August 22, 2006 at 10:00 A.M.

Vote Required for Approval. The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. A majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is required to approve each proposal.

Voting Your Proxy. Proxies in the form enclosed are solicited by the Board for use at the Meeting. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the change of Elderwatch’s state of incorporation from Florida to Nevada, (2) to authorize a change in the name of Elderwatch to “Energtek Inc.”, (3) to authorize an increase in authorized common stock from 50,000,000 shares, par value $0.001 per share, to 250,000,000 shares, par value $0.0001 per share, (4) to authorize a decrease in authorized preferred stock from 10,000,000 shares, par value $0.001 per share, to 5,000,000 shares, par value $0.0001 per share, (5) to elect one director of the Company to serve until the election and qualification of his successor, and (6) to grant discretionary authority to our board of directors to implement a forward stock split of our common stock on the basis of up to five post-split shares for each one pre-split share to occur at some time within 12 months of the date of the special meeting, with the exact time of the forward split to be determined by the Board of Directors. The proxy may be revoked by a properly executed writing of the stockholder delivered to Elderwatch’s President before the Meeting or by the stockholders at the Meeting before it is voted, by submitting a later-dated proxy or by attending the special meeting and voting your shares in person.

Record Date. The Board fixed the close of business on July 28, 2006 as the record date for determining the stockholders of Elderwatch entitled to notice of and to vote at the Meeting (the “Record Date”).

Outstanding Shares. On the record date, there were 7,837,500 shares of Common Stock outstanding and entitled to vote.

Cost of Solicitation. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our company may solicit proxies by telephone, facsimile or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock.

Appraisal Rights. Stockholders are entitled to appraisal rights as to the proposal to change Elderwatch’s state of incorporation from Florida to Nevada.

PROPOSAL NO. 1
APPROVAL OF REINCORPORATION OF THE COMPANY
IN NEVADA

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Elderwatch in Nevada (“Reincorporation”). These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as its appendices and the documents incorporated by reference in this Proxy Statement.

Q: Why is Elderwatch reincorporating in Nevada?

A: We believe that the Reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. Nevada has developed a flexible body of corporate law that is responsive to the needs of modern business. Nevada has taken affirmative steps to encourage corporations to establish themselves in the state of Nevada, including reduced filing fees and corporate taxes, expedited filing procedures and flexible policies. The Board believes that the advantages offered by the corporate laws of Nevada will make Elderwatch a more manageable corporation for accomplishing its business activities.

Q: What are the principal features of the Reincorporation?

A: The Reincorporation will be accomplished by a merger of Elderwatch with and into our wholly owned subsidiary, Energtek Inc. (“Energtek”). One new share of Energtek common stock will be issued for each share of our Common Stock held by our stockholders on the record date for the Reincorporation. The shares of Elderwatch will cease to trade on the Over-The-Counter Bulletin Board market. The shares of Energtek will begin trading in their place beginning on or about the effective date of the Reincorporation under a new CUSIP number and a new trading symbol which has not yet been assigned.

Q: How will the Reincorporation affect my ownership of Elderwatch?

A: After the effective date of the Reincorporation and the exchange of your stock certificates, you will own the same number of shares and the same class as you held immediately before the Reincorporation.

Q: How will the Reincorporation affect the owners, officers, directors and employees of Elderwatch?

A: Our Board currently consists of one director, Doron Uziel. The Board of Energtek currently consists of two directors, Doron Uziel and Joseph Shefet. If the Reincorporation is approved by the shareholders, the members of the Board of Energtek will become the members of the Board of Elderwatch. Since the election of Mr. Shefet is a separate action distinct from the vote on the Reincorporation, the election of Mr. Shefet is presented as a separate proposal to be voted on at the Meeting. The vote for the Reincorporation is separate from the vote for the election of Mr. Shefet. If the Reincorporation is approved but the shareholders do not elect Mr. Shefet as director, then the Board of Elderwatch will not continue with the Reincorporation and Elderwatch will remain a Florida corporation.

Q: How will the Reincorporation affect the business of Elderwatch?

A: If the Reincorporation is approved by the shareholders, Elderwatch (Florida) will cease to exist on the effective date of the Reincorporation; following the merger, the assets and liabilities of Energtek will consist solely of the assets and liabilities of Elderwatch, and Energtek will be engaged in the business activities in which Elderwatch is currently engaged. Energtek has no assets or liabilities and no previous operating history - it has been formed for the sole purpose of changing the domicile of Elderwatch. If the Reincorporation is not approved, Elderwatch will continue its business as it is currently being conducted.

Q: How do I exchange certificates of Elderwatch for certificates of Energtek?

A: If the Reincorporation is approved by the stockholders, promptly after the effective date of the Reincorporation, you should receive a letter of transmittal and instructions for use in surrendering certificates representing your shares. Upon the surrender of each certificate formerly representing Common Stock, together with a properly completed letter of transmittal, such stock certificate shall be cancelled; upon such cancellation, each shareholder participating in the exchange will receive shares of Energtek common stock in exchange for their shares of common stock of Elderwatch. We will issue new share certificates representing the shares in Energtek. Until so surrendered and exchanged, each Elderwatch stock certificate shall represent solely the right to receive shares in Energtek. Energtek has no prior operating history, and, therefore, no prior trading market; however, we expect that the Energtek common shares will be able to trade on the OTCBB at or about the effective date of the Reincorporation.

Q: What happens if I do not surrender my certificates of Elderwatch?

A: You are not required to surrender certificates representing shares of Elderwatch to receive shares of Energtek. All shares of Elderwatch outstanding after the effective date of the Reincorporation continue to be valid. Until you receive shares of Energtek you are entitled to receive notice of or vote at stockholder meetings or receive dividends or other distributions on the shares of Elderwatch. However, if the Reincorporation is approved by the shareholders, the merger certificate will be filed and Elderwatch, the Florida corporation, will cease to exist. In such event, Elderwatch will cease to trade on the OTCBB and there will be no trading market for the Elderwatch stock certificates.

Even if you do not surrender your Elderwatch certificates, you still have appraisal rights if you do not vote for the Reincorporation provided you follow properly your appraisal rights as described below under “Appraisal Rights”.

Q: What if I have lost Elderwatch certificates?

A: If you have lost your Elderwatch certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

Holladay Stock Transfer
2939 North 67th Place, Suite C
Scottsdale, AZ 85251
Attention: Tom Laucks
Telephone: (480) 481-3940
Facsimile: (480) 481-4941

Q: Can I require Elderwatch to purchase my stock?

A: Yes. Under the Florida Business Corporation Act, you are entitled to appraisal and purchase of your stock as a result of the Reincorporation if you dissent to the Reincorporation. For more information, please see below the section entitled “Appraisal Rights.”

Q: Who will pay the costs of Reincorporation?

A: Elderwatch will pay all of the costs of Reincorporation in Nevada, including distributing this Proxy Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our Common Stock. We do not anticipate contracting for other services in connection with the Reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q: Will I have to pay taxes on the new certificates?

A: We believe that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Energtek that you had in our Common Stock. No gain or loss will be recognized to the holders of capital stock of Elderwatch upon receipt of Energtek stock pursuant to the reincorporation, and no gain or loss will be recognized by the company. Elderwatch has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

Q: What effect does the Reincorporation have on the price volatility and liquidity of the shares of Elderwatch?

A: We cannot predict what effect the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

Q: What happens if the shareholders vote for the Reincorporation but do not vote to approve the proposed changes to the Articles and Bylaws of Elderwatch?

A: If the shareholders vote for the merger but do not vote to approve the change in the name of the company, the increase in the authorized share capital, the decrease in the authorization of the preferred shares or any of the other proposed changes to the Articles, then Elderwatch will not continue with the merger and will remain a Florida corporation.

Q: What happens if the shareholders do not vote for the Reincorporation but approve the proposed changes to the Articles and Bylaws of Elderwatch?

A: If the shareholders do not vote to reincorporate the company in Nevada but desire to maintain the existence of the company in Florida, the Board will file the applicable amendments to the Articles of Elderwatch in Florida to approve the specific change(s) approved by the shareholders. For example, if the shareholders vote to change the name of Elderwatch to “Energtek Inc.”, then an amendment will be filed to the Articles of Elderwatch in Florida to change the name of the company to such name.

BACKGROUND

Elderwatch is a corporation formed under the laws of the state of Florida on November 18, 1998.  Elderwatch is in the development stage and has no revenues or business operations.

As further discussed below, until May 24, 2006, we sought to establish a monitoring and visitation service for elderly citizens, and we concentrated our efforts on market research and development of business strategy. On May 24, 2006, we underwent a change in control. Allan Weiss, who was our principal shareholder and our President and Chief Executive Officer, entered into a Purchase and Sale Agreement which provided, among other things, for the sale of 4,537,500 shares of common stock of Elderwatch to twenty three buyers listed in such Purchase and Sale Agreement. The shares sold by Mr. Weiss represented an aggregate of 58% of the issued and outstanding share capital of our Company on a fully-diluted basis.

History of our Business

From our inception on November 18, 1998 and until May 24, 2006, our business objectives were to establish a regular monitoring and visitation service for elderly citizens whether they are living alone, in assisted living facilities or complete-care nursing homes.  This service would have been obtained by the elderly themselves or by members of the family that are geographically removed from their family members.  Our purpose was to observe and report on the general conditions of the facility and the resident or patient.

We intended to offer regular visits to the elderly in whatever facility in which the elderly are housed, ensuring that they are receiving proper care and attention.  These visits could have been had weekly, bi-weekly or monthly with a full report (with a dated photograph available on demand) submitted after each visit to the concerned family.  We believed that the implementation of our services will have resulted in the better treatment for our elderly clients, peace of mind for the family of our clients and financial savings for the clients as a result of our oversight.

We intended to provide the elderly regular visits, assist in problem solving and endeavor to protect our clients from being victimized.   For elderly in assisted living facilities, we intended to provide a monitoring service that attempts to make certain that the patient/client gets properly dressed, takes medication(s) properly and as scheduled and meals properly provided.  For elderly in nursing homes, we intended to provide a relatively inexpensive service that will check on the patient in the nursing home, making sure that they are kept clean, that their bedding is clean and changed regularly, that their hair is clean and presentable and that they have no complaints of mistreatment. Enhancing our mandate to observe and report, our visits are randomly scheduled, adding further chances to find sub-standard treatment, if present.   The cost of the service was intended to make the service affordable for our clients.  We intended to provide the elderly regular visits, primarily to “observe and report” and by reporting we will draw attention to any observed deficiencies, report on the patient’s general attitude and frame of mind   For elderly in assisted living facilities, we intended to report on the accommodation and basic assistance, commenting on dress, whether or not they take their medication(s) and satisfaction on their meals.  For elderly in nursing homes, we intended to provide an inexpensive service that will check on the patient in the nursing home, reporting patient cleanliness, condition of their bedding, that their hair is clean and presentable and that they have no complaints of mistreatment.

Our Current Business Activities

Since May 24, 2006, when we underwent a change in control, management decided to change the focus of the company to enter the field of clean energy technologies. We are currently looking at various alternatives in this field, but have no definitive agreements or arrangements in connection with this new strategy. As we begin to pursue such alternatives, we expect that significant developments and changes in our business will take place. We will disclose such developments and changes in our business from time to time, as they occur, by filing with the Securities and Exchange Commission a Current Report on Form 8-K. Such reports on Form 8-K will be made available on the website of the Securities and Exchange Commission, http://www.sec.gov. We advise our shareholders to review our filings with the Securities and Exchange Commission on its website from time to time in order to keep abreast of any significant developments or changes in our business.

Employees

Our sole director and officer is currently providing services to us on an as-needed basis.

Properties

We currently have no office or space, but are maintaining the current address of the company until we are in position to obtain our own office space.

Legal Proceedings

There are no pending legal proceedings to which Elderwatch is a party or in which any director, officer or affiliate of Elderwatch, any owner of record or beneficially of more than 5% of any class of voting securities of Elderwatch, or security holder is a party adverse to Elderwatch or has a material interest adverse to Elderwatch. Elderwatch’s property is not the subject of any pending legal proceedings.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Forward-Looking Statements

This Proxy Statement contains forward-looking information. Forward-looking information includes statements relating to future actions, future performance, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings, objectives of management, and other such matters of Elderwatch. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in Proxy Statement or may be incorporated by reference from other documents filed with the Securities and Exchange Commission by Elderwatch. You can find many of these statements by looking for words including, for example, “believes,” “expects,” “anticipates,” “estimates” or similar expressions in this Proxy Statement or in documents incorporated by reference in this Proxy Statement. Except as may be otherwise required under applicable federal sercurities laws, Elderwatch undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

Elderwatch has based the forward-looking statements relating to Elderwatch’s operations on management’s current expectations, estimates and projections about Elderwatch and the industry in which it intends to operate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, Elderwatch’s actual results may differ materially from those contemplated by these forward-looking statements. Any differences could result from a variety of factors, including, but not limited to general economic and business conditions, the inability to raise sufficient funding, commence research and development, inadequate results of the research and development project, lack of marketability, operating costs, advertising and promotional efforts, the existence or absence of adverse publicity, changes in business strategy or development plans, the ability to retain management, availability, terms and deployment of capital; business abilities and judgment of personnel, availability of qualified personnel, changes in, or failure to comply with various government regulations and slower than anticipated completion of research and development project. Actual results may also differ as a result of factors over which we have no control, including general economic and business conditions; effects of war or terrorists acts on the capital markets or Elderwatch's activities.

Plan of Operation

As of July 17, 2006, Elderwatch had no business operations, revenues, or assets. Over the next twelve months, Elderwatch intends to engage in the field of clean energy technologies. To such end, Elderwatch intends to analyze a series of projects and investments proposed to it in areas related to clean energy technologies. Elderwatch anticipates entering into agreements with experts and consultants in the relevant areas, in order to perform evaluations of the proposals. Elderwatch anticipates that the said evaluation process may include in some cases the performance of evaluation experiments which may require entering into subcontracting agreements with laboratories and companies capable of performing the same. Elderwatch expects that once a proposal/project is identified as being of interest to Elderwatch, Elderwatch will enter into development activities and/or will purchase a stake in such activities and/or will invest in such activities.

Though at the present there are no specific plans, Elderwatch expects that the process will involve increased expenses, including material investments in equipment, shares of other entities, development, and so on. Elderwatch also expects a significant change in the size of its team, which is expected to increase significantly, whether as employees of Elderwatch or under agreements for provision of services.

Elderwatch intends to raise additional funds during the next twelve months in order to support its plans, primarily in the form of investment. Without the additional fundraising, Elderwatch will neither be able to carry on these plans nor will it be able to satisfy its immediate cash requirements. Elderwatch expects to need to raise at least $400,000 during the following six months in order to be able to start with the implementations of the plans, while further fund raisings will be required for the performance of the plans as expected. In order to raise such funds, we may have to issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional capital will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

Off Balance Sheet Arrangements

Elderwatch does not have any off balance sheet arrangements.

REASONS FOR THE REINCORPORATION

We believe that Reincorporation in Nevada will give Elderwatch a greater measure of flexibility and simplicity in corporate governance than is available under Florida law. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by Elderwatch. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Nevada Law. Nevada corporate law, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Elderwatch’s corporate legal affairs. For these reasons, the Board believes that Elderwatch’s business and affairs can be conducted more advantageously if Elderwatch is able to operate under Nevada Law.

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Elderwatch with and into Energtek pursuant to a Plan and Agreement of Merger (the “Plan of Merger”). Energtek is a wholly-owned subsidiary of Elderwatch, incorporated under the Nevada Revised Statutes (the "Nevada Law") for the sole purpose of effectuating the Reincorporation. Energtek has no operations and no assets or liabilities. If the Plan of Merger is approved, all the assets and liabilities of Elderwatch will become the assets and liabilities of Energtek. The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Florida, which filings will occur upon approval of Elderwatch’s stockholders to the Reincorporation, or as soon as practicable thereafter (the “Effective Date”). This summary does not include all of the provisions of the Plan of Merger, a copy of which is attached hereto as Appendix A.

On the Effective Date of the Reincorporation, (i) any fractional shares of Energtek common stock that a holder of shares of Elderwatch Common Stock would otherwise be entitled to receive upon exchange of his Elderwatch Common Stock will be canceled with the holder thereof being entitled to receive one whole share of Energtek common stock, and (ii) each outstanding share of Elderwatch Common Stock held by Elderwatch shall be retired and canceled and shall resume the status of authorized and unissued Energtek common stock.

The Articles of Incorporation of Energtek are different from the Articles of Incorporation of Elderwatch. Accordingly, an affirmative vote for the Plan of Merger does not necessarily represent a vote for the adoption by the shareholders of the Articles of Energtek. Since the adoption of the Articles of Energtek are separate actions distinct from the vote on the Plan of Merger, each of these material differences between the Articles of Elderwatch from the Articles of Energtek are presented as separate proposals to be voted on at the Special Meeting. The vote for the Reincorporation is separate from the vote for the amendments to the Articles of Incorporation. Because of the material differences between the Articles of Incorporation of Elderwatch and the laws of the State of Florida which govern Elderwatch, and the Articles of Incorporation of Energtek and the laws of the State of Nevada which govern Energtek, your rights as stockholders will be affected by the Reincorporation. See the information under "Significant Changes in Elderwatch’s Charter" and “Comparative Rights of Stockholders under Florida and Nevada Law” for a summary of the differences between the Articles of Incorporation of Elderwatch and the laws of the State of Florida and the Articles of Incorporation of Energtek and the laws of the State of Nevada.

The new board of directors will consist of the persons presently serving on the board of directors of Energtek, which consist of Doron Uziel, who is currently the sole director of Elderwatch, and Joseph Shefet. The individual who will serve as executive officer of Energtek is Doron Uziel, who currently serves as executive officer of Elderwatch. Such persons and their terms of office are set forth below under the caption "Directors and Nominees for Election to Our Board of Directors.” Since the election of Mr. Shefet as a director of Elderwatch is a separate action distinct from the vote on the Reincorporation, the election of Mr. Shefet is presented as a separate proposal to be voted on at the Meeting. The vote for the Reincorporation is separate from the vote for the election of Mr. Shefet. If the Reincorporation is approved but the shareholders do not elect Mr. Shefet as director, then the Board of Elderwatch will not continue with the Reincorporation and Elderwatch will remain a Florida corporation.

Until further notice, Elderwatch’s mailing address will be at located c/o David Lubin & Associates, PLLC, 26 East Hawthorne Avenue, Valley Stream, New York 11580.

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the boards of directors of Elderwatch and Energtek at any time prior to the Effective Date. In addition, the Board of Elderwatch may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the stockholders of Elderwatch, alter or change the amount or kind of Energtek common stock to be received in exchange for or on conversion of all or any of Elderwatch Common Stock, alter or change any term of the Articles of Incorporation of Energtek (the “Energtek Articles”) or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Elderwatch Common Stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. Approval by stockholders of the Reincorporation will constitute approval of the Plan of Merger, but not necessarily the adoption of the Articles of Incorporation and the Bylaws of Energtek. Each of the differences between the Articles and Bylaws of Elderwatch and those of Energtek must be affirmatively adopted by the shareholders at the Special Meeting.

CORPORATE NAME

Immediately following the merger, Energtek will be the surviving corporation and its name will remain unchanged.

MATERIAL TAX CONSEQUENCES FOR STOCKHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by Elderwatch or the stockholders as a result of the exchange of shares of Elderwatch Common Stock for shares of Energtek common stock upon consummation of the transaction. The Reincorporation and change of each share of Elderwatch's Common Stock into one share of Energtek common stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to the Energtek common stock received in exchange therefor.

Because of the complexity of the capital gains and loss provisions of the Code and because of the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the Reincorporation of our company from a Florida corporation to a Nevada corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of Elderwatch will be those of Energtek.

PRICE VOLATILITY

We cannot predict what effect the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

SIGNIFICANT CHANGES IN ELDERWATCH’S CHARTER TO BE IMPLEMENTED IF THE SHAREHOLDERS APPROVE THE CHANGES TO THE ARTICLES

Elderwatch was incorporated under the laws of the State of Florida and Energtek was incorporated under the laws of the State of Nevada. Upon the Reincorporation, the stockholders of Elderwatch will become stockholders of Energtek. Their rights as stockholders will be governed by Title 7, Chapter 78 of the Nevada Law.

If the shareholders approve the changes described in this proxy regarding the Articles of Incorporation of Energtek, the Articles of Incorporation of Elderwatch will no longer be applicable. There are significant differences between some of the provisions of the Articles of Elderwatch as compared to some of the provisions of the Articles of Energtek. The other proposals to be voted upon at the Special Meeting relate to these differences and are further explained in the other proposals contained in this Proxy.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER FLORIDA AND NEVADA LAW

The Nevada General Corporation Law (the "Nevada Code") differs from the Florida Business Corporation Act (the "FBCA") in certain respects. It is impractical to describe all such differences, but the following is a summary description of the more significant differences. This summary description is qualified in its entirety by reference to the Nevada Code and the Utah Code.

FLORIDA	NEVADA
TRANSACTIONS WITH OFFICERS AND DIRECTORS
  Under the FBCA, no contract or other transaction between a corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable if:

   (a) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

   (b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

   (c) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee, or the shareholders.

Under Nevada law, such transactions are not automatically void or voidable if (i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors, or (ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power, or (iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions, or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions.

ELECTION AND REMOVAL OF DIRECTORS
The FBCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise.

Under the FBCA, shareholders may remove a director with or without cause, unless the articles provide otherwise.  The FBCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director.  A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.  Shareholders may remove a director of a Florida corporation only at a meeting called for the purpose of such removal.  A majority of directors may also remove a director for cause.

Under the FBCA, unless the articles provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders, unless the articles of incorporation provide otherwise.

In Nevada, a director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, and a director may be removed during his or her term with or without cause. Such removal must be approved by the vote of not less than two thirds of the voting power of the corporation at a meeting called for that purpose. Vacancies on the board of directors may be filled under the Nevada Code by the directors.

INSPECTION OF BOOKS AND RECORDS
Under the FBCA, Florida corporations are required to maintain the following records, which any shareholder of record may, after at least five business days’ prior written notice, inspect and copy: (1) the articles and bylaws, (2) certain board and shareholder resolutions, (3) certain written communications to shareholders, (4) names and addresses of current directors and officers and (6) the most recent annual report.  In addition, shareholders of a Florida corporation are entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose.

In Nevada certain stockholders have the right to inspect certain books and records of the Corporation. In Nevada, such a right is available to any stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding at least 5% of all of its outstanding shares. Under the Nevada Code, the books and records that may be inspected are the company's stock ledger, a list of its stockholders, and its other books and records. Under the Nevada Code, the inspection is to take place during normal business hours and copies of the inspected documents may be made by the stockholder.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS
Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director under certain circumstances, including a violation of criminal law, a transaction from which the director derived an improper personal benefit, conscious disregard for the best interests of the corporation, willful misconduct, bad faith or disregard of human rights, safety, or property.

Under the FBCA, a Florida corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.  A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.  The FBCA provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.  The FBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The Articles of Incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS
Under the FBCA, a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board of directors and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon.  The FBCA allows the board of directors or the articles of incorporation to establish a higher vote requirement.

The FBCA does not require shareholder approval from the shareholder of a surviving corporation if:
• the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger; and
• each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after;

Under the FBCA, a parent corporation owning at least 80 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself, may merge itself into the subsidiary, or may merge the subsidiary into and with another subsidiary in which the parent corporation owns at least 80 percent of the outstanding shares of each class of the subsidiary without the approval of the shareholders of the parent or subsidiary. In a merger of a parent corporation into its subsidiary corporation, the approval of the shareholders of the parent corporation shall be required if the articles of incorporation of the surviving corporation will differ, except for amendments enumerated therein, from the articles of incorporation of the parent corporation before the merger, and the required vote shall be the greater of the vote required to approve the merger and the vote required to adopt each change to the articles of incorporation as if each change had been presented as an amendment to the articles of incorporation of the parent corporation.
Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.
DIVIDENDS
Under the FBCA, no distribution may be made if, after giving it effect: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; or  (b) The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

APPRAISAL RIGHTS; DISSENTERS' RIGHTS
Under the FBCA, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the articles of incorporation that adversely affect the rights or preferences of shareholder.  These rights are not provided when the dissenting stockholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation, or if the shares of the corporation are listed on a national securities exchange, designated as a national market security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders.

Unlike the FBCA, the Nevada Code does not provide for dissenters' rights in the case of a sale of assets. Like the FBCA, the Nevada Code similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the National Association of Securities Dealers, Inc. or are held by at least 2,000 stockholders of record, unless the stockholders are required to accept in exchange for their shares anything other than cash or (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 stockholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii).

SPECIAL MEETINGS OF STOCKHOLDERS
Under the FBCA, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10 percent of the shares entitled to vote at the meeting, unless a greater percentage (not to exceed 50 percent) is required by the articles of incorporation, or by such other persons or groups as may be authorized in the articles of incorporation or the bylaws of the Florida corporation.

The Nevada Code provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders.

STOCKHOLDERS' CONSENT WITHOUT A MEETING
Under the FBCA, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by holders of at least the minimum number of votes necessary to authorize the action at a meeting and these shareholders execute a written consent setting forth the action.

The Nevada Code permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise.

This proxy statement merely summarizes certain differences between the corporation laws of Florida and Nevada. Many provisions of the FBCA and the Nevada Code may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. The discussion contained in this proxy statement is not a substitute for direct reference to the FBCA and the Nevada Code, or for professional interpretation of them.

APPRAISAL RIGHTS

Stockholders of Elderwatch will have appraisal rights under Florida law as a result of the proposed Reincorporation. Stockholders who oppose the Reincorporation (“Dissenting Stockholders”) will have the right to receive payment for the value of their shares as set forth in Sections 607.1301 et seq. of the Florida Business Corporations Act (the “Florida Dissent Provisions”). A copy of these sections is attached hereto as Appendix B to this Proxy Statement. The material requirements for a stockholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any stockholder wishing to assert such rights.

Under the Florida Business Corporations Act, such appraisal rights will be available only to those stockholders who comply with  the  following  procedures:  (i) the Dissenting Stockholder  must file with Elderwatch prior to the Special Meeting,  written  notice of the intent to demand  payment for the shares of Elderwatch  capital stock (the  "Shares");  (ii) the  Dissenting Stockholder  must refrain  from voting in favor of the Reincorporation;  (iii) within 10 days after the date of the Meeting,  Elderwatch shall give written  notice of approval of the Reincorporation by the holders of the  majority  of the shares of Elderwatch  Common Stock  to such  Dissenting Stockholder;  and  (iv)  within  20 days  after  the Dissenting Stockholder  receives such notice of  authorization,  the Dissenting Stockholder shall file with a notice of election and a demand for payment of the fair value of the  Shares.  Any Dissenting Stockholder filing an election to dissent shall deposit the certificates for certified Shares with Elderwatch simultaneously with the filing of the election to dissent. A shareholder of Elderwatch may dissent as to less than all of the Shares held and in such event, will be treated as two separate holders of Elderwatch shares.  Once Elderwatch offers to pay the Dissenting Stockholder, the notice of election cannot be withdrawn except with the consent of Elderwatch.  However,  the right of a  Dissenting Stockholder  to be paid the  fair  value of the  Shares  shall  cease if (i) the demand is withdrawn, (ii) the Reincorporation is abandoned, (iii) no demand or petition for  determination of fair value is filed with the appropriate court within  the time  provided  by law,  or (iv) a court of  competent  jurisdiction determines  that such  stockholder is not entitled to the relief provided by the Florida Dissent Provisions.

Submission  of a proxy or vote  against the Reincorporation  does not constitute  a notice  of  intent to demand  payment  under the  Florida  Dissent Provisions.

Within 10 days after the later of the expiration of the period in which the Dissenting Stockholder  may file a notice of election to dissent or the Reincorporation,  Elderwatch  is  required  to make a  written  offer to each  Dissenting Stockholder  to purchase  the Shares at a price  deemed by Elderwatch to be the fair value of such  shares.  If,  within 30 days after the making of such offer, any holder accepts the same, payment therefor shall be made within 90 days after the  later  of  the  date  such  offer  was  made  or  the  consummation  of the Transaction.  However,  if,  within  such  30-day  period,  Elderwatch and the Dissenting Stockholder  are unable to agree with  respect to a price,  then Elderwatch,  within 30 days after  receipt of written  demand from such  Dissenting Stockholder  given within 60 days after the Closing,  shall,  or at its election within such period may, file an action in a court of competent  jurisdiction in, Florida requesting that the fair value of the Shares be found and determined. If Elderwatch fails to institute such proceedings, any Dissenting Stockholder may do so in the name of Elderwatch.  In such proceeding, the court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.  Elderwatch shall pay each Dissenting Stockholder the amount found to be due within 10 days after final determination of the proceedings.  Upon payment of such judgment, the Dissenting Stockholder will cease to have any interest in the shares.

Any judgment rendered in any dissent proceeding may, at the discretion of the court, include any allowance for interest at such rate as the court may deem fair and equitable.  The cost and expenses of any such dissent proceeding shall be determined by the court and shall be assessed against Elderwatch, but all or any part of such costs and expenses may be apportioned and assessed against the Dissenting Stockholders, in such amount as the court deems equitable, if the court determines that Elderwatch made an offer to the Dissenting Stockholders and the failure to accept such offer was arbitrary, vexatious or not in good faith.  The expenses awarded by the court shall include compensation for reasonable expenses of any appraiser but shall not include the fees and expenses of counsel or experts employed by any party. If the fair value of the Shares as determined by the proceeding, material exceeds the amount which Elderwatch initially offered to pay, or if no offer was made, the court, in its discretion, may award to any Dissenting Stockholder who is a party to the proceeding such sum as the court may determine to be reasonable compensation for any attorney or expert employed by the Dissenting Stockholder in the proceeding.

The foregoing discussion only summarizes certain provisions of the Florida Dissent Provisions. Elderwatch shareholders are urged to review such provisions in their entirety, which are included   as Appendix B to this Proxy Statement.  Any of Elderwatch  shareholders  who intends to dissent from the Reincorporation  should review the text of the Florida  Dissent  Provisions carefully  and also  should  consult  with  his or her  attorney.  Any Company shareholders who fail to strictly follow the procedures set forth in such statutes will forfeit dissenters' rights.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

OUR RECOMMENDATION TO SHARHOLDERS REGARDING
PROPOSAL NO. 1
APPROVAL OF REINCORPORATION OF THE COMPANY IN NEVADA

Taking into consideration all of the factors and reasons for the Reincorporation set forth above and elsewhere in this Proxy Statement, the Board has approved the Reincorporation and recommends that stockholders of Elderwatch vote FOR approval of the Reincorporation. IN THE EVENT THAT THIS PROPOSAL NO. 1 REGARDING THE REINCORPORATION IS APPROVED BUT PROPOSALS NUMBERED 2 THROUGH 5 REGARDING THE CHANGES IN THE COMPANY’S ARTICLES AND THE ELECTION OF A DIRECTOR ARE NOT APPROVED, THE BOARD OF ELDERWATCH WILL NOT CONTINUE WITH THE REINCORPORATION AND ELDERWATCH WILL REMAIN A FLORIDA CORPORATION.

PROPOSAL NO. 2
CHANGE IN THE COMPANY’S NAME FROM “ELDERWATCH, INC.” TO
“ENERGTEK INC.”

Our Board seeks the approval of the shareholders to change our company name from Elderwatch, Inc. to Energtek Inc. Our Board has determined that it is in the best interests of Elderwatch and its shareholders to change the name of the company to reflect its proposed business activities and to seek shareholder approval of such name change.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 2

The Board has approved the change in the name of Elderwatch to “Energtek Inc.” and recommends that stockholders of Elderwatch vote FOR approval of the change in the name of Elderwatch. IN THE EVENT THAT THIS PROPOSAL NO. 2 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF ELDERWATCH FROM FLORIDA TO NEVADA IS NOT APPROVED, THE BOARD OF ELDERWATCH WILL FILE AN AMENDMENT TO THE ARTICLES OF ELDERWATCH IN FLORIDA SIMILAR TO THE ATTACHED APPENDIX C TO CHANGE THE NAME OF THE COMPANY.

PROPOSAL NO. 3
INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

As of the record date, the authorized capital of Elderwatch, on the record date, consisted of 50,000,000 shares of Common Stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value. Approximately 7,837,500 shares of Elderwatch Common Stock were outstanding. No shares of preferred stock were outstanding. The authorized capital of Energtek, which will be the authorized capital of Elderwatch if so approved by the shareholders, consists of 250,000,000 shares of common stock, $0.0001 par value, and 5,000,000 shares of preferred stock, $0.0001 par value. The approval of this proposal will not affect total stockholder equity but will change the authorized capitalization of Elderwatch.

The Board believes that it is in Elderwatch's best interests to increase the number of authorized shares of Common Stock in order to provide Elderwatch with the flexibility to issue Common Stock without further action by Elderwatch's stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans of Elderwatch or of acquired companies, the acquisition of other companies, and other bona fide purposes.

Promptly after the distribution of this proxy statement, Elderwatch anticipates closing on a private placement of 2,500,000 units, resulting in gross proceeds to the company of $250,000. Each unit shall consist of one share of common stock, one Class A warrant, entitling the holder to purchase one share of common stock until December 31, 2007 for 20 cents and one Class B warrant, entitling the holder to purchase share of common stock until June 30, 2009 for 30 cents. The warrants are redeemable by Elderwatch. The units are being offered and sold pursuant to Regulation S promulgated by the Securities and Exchange Commission; there are no offers or selling efforts in the United States. There are also no underwriters or broker-dealers involved in this private placement.
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The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Energtek common stock and, if and when issued, would have the same rights and privileges as the currently outstanding shares of Common Stock. Current stockholders do not have preemptive rights under Elderwatch's Certificate of Incorporation, and will not have such rights with respect to these additional authorized shares of Common Stock. When the Board elects to issue additional shares of Common Stock, such issuance will have a dilutive effect on the voting power and percentage ownership of Elderwatch, and an adverse effect on the market price of the common stock and the continuation of the current management of Elderwatch. The Board believes that the issuance of additional shares to raise capital outweighs any of the disadvantages associated with the increase in the authorized shares of Common Stock.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 3

The Board has approved the change in the Articles of Elderwatch from having 50,000,000 shares of common stock authorized to the change in the Articles of Energtek providing for 250,000,000 shares of common stock authorized and recommends that shareholders of Elderwatch vote FOR approval of the increase in the number of authorized shares of common stock. IN THE EVENT THAT THIS PROPOSAL NO. 3 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF ELDERWATCH FROM FLORIDA TO NEVADA IS NOT APPROVED, THE BOARD OF ELDERWATCH WILL FILE AN AMENDMENT TO THE ARTICLES OF ELDERWATCH IN FLORIDA SIMILAR TO THE ATTACHED APPENDIX C TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY.

PROPOSAL NO. 4
DECREASE IN AUTHORIZED PREFERRED STOCK

The current Articles of Elderwatch authorize the issuance of 10,000,000 shares of preferred stock, $0.001 par value, none of which were issued and outstanding as of the Record Date. The authorized preferred stock of Energtek, which will be the authorized preferred stock of Elderwatch, if so approved by the shareholders, consists of 5,000,000 shares of common stock, $0.0001 par value (the “Energtek Preferred Stock”).

The Board believes the Energtek Preferred Stock is sufficient to facilitate corporate financing and other plans of Elderwatch, which are intended to foster its growth and flexibility. Under the terms of the Energtek Preferred Stock, the Board would be empowered, with no need for further stockholder approval, to issue Energtek Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. The Board will be permitted to issue Energtek Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of Energtek Preferred Stock could be issued publicly or privately, in one or more series, and each series of Energtek Preferred Stock could rank senior to the Common Stock of Elderwatch with respect to dividends and liquidation rights. There are no present plans, understandings or agreements for, and Elderwatch is not engaged in any negotiations that will involve, the issuance of Energtek Preferred Stock.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 4

The Board recommends that shareholders of Elderwatch vote FOR approval of the decrease in the authorization of preferred stock from 10,000,000 shares, par value $0.001, to 5,000,000 shares, par value $0.0001. IN THE EVENT THAT THIS PROPOSAL NO. 4 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF ELDERWATCH FROM FLORIDA TO NEVADA IS NOT APPROVED, THE BOARD OF ELDERWATCH WILL FILE AN AMENDMENT TO THE ARTICLES OF ELDERWATCH IN FLORIDA SIMILAR TO THE ATTACHED APPENDIX C TO AUTHORIZE THE COMPANY TO ISSUE PREFERRED STOCK.

PROPOSAL NO. 5
ELECTION OF DIRECTOR

Our Board currently consists of one director, Doron Uziel. The Board of Energtek currently consists of two directors, Doron Uziel and Joseph Shefet. If the Reincorporation is approved by the shareholders, the members of the Board of Energtek will become the members of the Board of Elderwatch. Accordingly, at the Meeting, shareholders will be asked to elect Joseph Shefet as a director of Elderwatch. The term of office for Mr. Shefet will expire when his successor is elected and qualified. See the section entitled “Director and Nominee for Election to our Board of Directors” below for biographical information on Mr. Shefet. If Mr. Shefet is elected as a director of Elderwatch at the Meeting, he will serve as a director of Elderwatch until his successor is elected and qualified, regardless of whether the Reincorporation is approved.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 5

Our Board of Directors unanimously recommends a vote “FOR” the election of Joseph Shefet as a director of Elderwatch. IN THE EVENT THAT THIS PROPOSAL NO. 5 IS APPROVED, JOSEPH SHEFET WILL BE ELECTED AS A DIRECTOR OF ELDERWATCH, REGARDLESS OF WHETHER OR NOT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF ELDERWATCH FROM FLORIDA TO NEVADA IS APPROVED.

PROPOSAL NO. 6
GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
TO IMPLEMENT AN UP TO FIVE FOR ONE FORWARD STOCK SPLIT

Our Board seeks shareholder approval for discretionary authority to our Board to implement a forward split for the purpose of increasing the liquidity of our common stock. The forward split exchange ratio that the directors approved and deemed advisable is up to five post-split shares for each one pre-split share, with the forward split to occur within twelve months of the date of the Meeting, the exact time of the forward split to be determined by the Board in its discretion. Approval of this proposal would give the Board authority to implement the forward split on the basis of up to five post-split shares for each one pre-split share at any time it determined within twelve months of the date of the Meeting. In addition, approval of this proposal would also give the Board authority to decline to implement a forward split.

Our directors believe that shareholder approval of a range for the exchange ratio of the forward split (as contrasted with approval of a specified ratio of the split) provides the Board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our shareholders. The actual ratio for implementation of the forward split would be determined by our Board based upon its evaluation as to what ratio of post-split shares to pre-split shares would be most advantageous to us and our shareholders.

Our directors also believe that shareholder approval of a twelve-months range for the effectuation of the forward split (as contrasted with approval of a specified time of the split) provides the Board with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our shareholders. The actual timing for implementation of the forward split would be determined by our Board based upon its evaluation as to when and whether such action would be most advantageous to us and our shareholders.

If you approve the grant of discretionary authority to our Board to implement a forward split and the Board decides to implement the forward split, we will effect a forward split of our then issued and outstanding common stock on the basis of up to five post-split shares for each one pre-split share. The directors believe that the forward stock split could increase the liquidity of our common stock and could help generate interest in the Company among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

A lower share price might initially result from the forward stock split. Shareholders should note that the effect of the forward split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a forward stock split, there is no assurance that prices for shares of our common stock after a forward split will be up to five times lower than the price for shares of our common stock immediately prior to the forward split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a forward split will be maintained for any period of time. Moreover, because some investors may view the forward split negatively, there can be no assurance that the forward split will not adversely impact the market price of our common stock.

Effect of the Forward Split

The number of shares of our common stock issued and outstanding would be increased following the effective time of the forward split in accordance with the following formula: if our directors decide to implement a five for one forward split, every one share of our common stock owned by a shareholder will automatically be changed into and become five new shares of our common stock, with five being equal to the exchange ratio of the forward split, as determined by the directors in their discretion. Shareholders should recognize that if a forward split is effected, they will own a greater number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time multiplied by the five for one exchange ratio, or such lesser exchange ratio as may be determined by our directors). The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the forward split.

The number of shareholders of record would not be affected by the forward split.

Federal Income Tax Consequences

We will not recognize any gain or loss as a result of the forward split.

The following description of the material federal income tax consequences of the forward split to our shareholders is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the forward split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the forward split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

In general, we believe that the likely federal income tax effects of the forward split will be that a shareholder who receives solely an increased number of shares of our common stock will not recognize gain or loss. With respect to a forward split, such shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in his old shares of our common stock.

Effective Date

If the proposed forward split is approved by the shareholders and the director elects to proceed with a forward split, the split would become effective as of the date the split is approved by our directors which in any event shall not be later than 12 months from the date of the Meeting. All shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, converted into new shares of our common stock in accordance with the five for one exchange ratio or such other exchange ratio we determine.

Risks Associated with the Forward Split

This Proxy Statement includes forward-looking statements including statements regarding our intent to solicit approval of a forward split, the timing of the proposed forward split and the potential benefits of a forward split, including, but not limited to, increased investor interest and the potential for greater liquidity of our common stock. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 6

Our Board has approved the grant of discretionary authority to the Board to implement a forward stock split and recommends that shareholders of the Company vote “FOR” approval to such grant of discretionary authority.

DIRECTORS AND NOMINEES FOR ELECTION TO OUR BOARD OF DIRECTORS

The following sets forth certain information regarding the director continuing in office and the director nominee, including their education, business experience during the past five years, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Name	Age	Positions and Offices

Doron Uziel	35	President, Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and Director

Joseph Shefet	64	Director Nominee

Doron Uziel became a director and the President, Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer of the Company as of the close of business on May 24, 2006. Since 2005 until the present, Mr. Uziel has been employed by TraceGuard Technologies Inc., a public company engaged in the development of homeland security technology ("TraceGuard").  Mr. Uziel has been employed by TraceGuard as the assistant to the CFO. In such position, he assists TraceGuard in raising funds through public and private placements, prepares its financial statements and SEC filings, manages its financial matters and prepares and controls its annual budget. From 2004 until 2005, Mr. Uziel was employed by the Israeli Defense Forces as a strategic consultant, and from 1999 until 2003, he was employed by Minibit Insurance Agency Ltd., as the head of economic planning. Mr. Uziel received an MA in Economics from Tel Aviv University in 1997 and a BA in Economics from Tel Aviv University in 1992.

Joseph Shefet, our director nominee, is an attorney. Since January 1, 2003, Mr. Shefet has been Of Counsel in the Viennese law offices of Jarolim-Singer-Specht, where his practice is focused on international taxation law. From 1976 until 2002, he was a senior partner in a law office in Israel, with temporary liaison offices in New York, Brussels and Vienna. Mr. Shefet has been a member of the Israeli Bar Association since 1968, a member of the American Bar Association since 1986, a member of the Israeli Certified Public Accountants Association since 1973, a member of the International Fiscal Association since 1976, and a member of the Society of Trust & Estate Practitioners since 1998. Mr. Shefet received from the Hebrew University of Jerusalem an L.L.B. in 1966 and an M.B.A. in 1968. He also received a C.P.A. from the Institute of Public Certified Accountants of Israel in 1972.

There are no proceedings to which any director nominee, director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company.

BOARD OF DIRECTORS AND COMMITTEES INFORMATION

The Board of Directors has not established audit, nominating and compensation committees. The Board is of the opinion that such committees are not necessary since the Company has had only two directors and, until the effective date of this Information Statement, such directors have been performing the functions of such committees.

EXECUTIVE COMPENSATION

No director or officer of the Company has received compensation during the last three fiscal years. The Company does not have any employment or any similar agreements with its officers. No options were granted to any employee or executive officer during the year ended December 31, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of our Class A Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons and entities are also required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended December 31, 2005, all reporting persons complied with all applicable Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of July 17, 2006, the number of shares of Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer, director, and director nominee of the Company, and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 7,837,500 shares of Common Stock issued and outstanding. There are no options, warrants or other securities convertible into shares of common stock.

Officers, Directors, 5% Shareholder	No. of Shares	Beneficial Ownership

Doron Uziel 12 Hazehavit Rishon Leziyon, Israel	150,000	1.91%

Joseph Shefet Liechtensteinstrasse 3/15 Vienna A-1090, Austria	0	0%

Lavi Krasney 10 Hakneset Hagdola Tel Aviv, 62917 Israel	500,000	6.38%

Eurospark S.A. Avenue Louise 109 Brussels 1050, Belgium	700,000	8.93%

P.G. Engineering S.A. 9 Chelabinskaya St., Suite 195 Kiev 02002 Ukraine	450,000	5.74%

International Executive Consulting SPRL 166 Grootzand Str. 9200 Dendermonde Belgium	637,500	8.91%

All directors and executive officers as a group (1 person)	150,000	1.91%

CHANGE IN ACCOUNTANTS

Effective on November 10, 2005, Elderwatch dismissed Jewett, Schwartz & Associates by declining to renew the engagement of Jewett, Schwartz & Associates as the independent accountant engaged to audit the financial statements of Elderwatch.

Jewett, Schwartz & Associates performed the audit of Elderwatch’s financial statements for year ending December 31, 2004 and December 31, 2003.  During this period and the subsequent interim period prior to Elderwatch declining to renew their engagement, there were no disagreements with Jewett, Schwartz & Associates on any matter of accounting  principles or practices, financial   statement   disclosure  or  auditing   scope  or  procedure, which disagreements if not resolved to Jewett, Schwartz & Associate’s  satisfaction would have caused Jewett, Schwartz & Associates to make reference to this subject matter of the disagreements in connection with Jewett, Schwartz & Associates’ report, nor were there any "reportable  events" as such term is defined in  Item  304(a)(3) of  Regulation  S-B,  promulgated  under  the  Securities Exchange Act of 1934, as amended.

Elderwatch determined that, although Elderwatch was very satisfied with the quality of the audits prepared by Jewett, Schwartz & Associates, a new independent certified public accountant would be in the best interests of the shareholders of Elderwatch. The decision to not to renew the engagement with Jewett, Schwartz & Associates was approved by Elderwatch’s Board of Directors.

The audit  reports  of Jewett, Schwartz & Associates for Elderwatch's  year ending on December 31, 2004  and December 31, 2003 did not contain an adverse  opinion,  or a disclaimer of opinion, or qualification or modification as to uncertainty,  audit scope, or accounting principles, other than the uncertainty that Elderwatch might not be able to operate as a going concern.

Effective on November 10, 2005, Elderwatch has engaged Madsen & Associates, CPA’s Inc. as the new principal accountant to audit its financial statements.  The decision to engage Madsen & Associates, CPA’s Inc. was approved by Elderwatch's Board of Directors Elderwatch has not consulted with Madsen & Associates on any accounting matters prior to its engagement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the date of incorporation of the Company, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect us:

-	any of our directors or officers;
-	any person proposed as a nominee for election as a director;
-	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
-	any relative or spouse of any of the foregoing persons who has the same house as such person.

STOCKHOLDER PROPOSALS

Shareholders of Elderwatch may submit proposals to be considered for shareholder action at the Special Meeting of Shareholders if they do so in accordance with applicable regulations of the SEC and the laws of the State of Florida. In order to be considered for inclusion in the Proxy Statement for the meeting, the Secretary must receive proposals no later than August 15, 2006. Shareholder proposals should be addressed to Elderwatch, Inc., c/o David Lubin & Associates, PLLC, 26 East Hawthorne Avenue, Valley Stream, New York 11580, fax number 516-908-5260.

As of the date of this proxy statement, Elderwatch knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to Elderwatch will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Certain financial and other information required pursuant to Item 13 of the Proxy Rules, including the Company's audited financial statements for the fiscal year end December 31, 2005 and the financial footnotes thereto, and management's discussion and analysis of the Company's financial condition and results of operations for the fiscal year ended December 31, 2005 is incorporated by reference to the Company's Annual Report, which is being delivered to the stockholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy Statement filed with the Securities and Exchange Commission will include a manually signed copy of the accountant's report.

Elderwatch’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on each of November 17, 2005, March 8, 2006, and May 31, 2006 are incorporated herein by reference. Elderwatch’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2006 is incorporated herein by reference. A copy of said Quarterly Report is being delivered to the stockholders with this proxy statement. You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

Elderwatch, Inc.
c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, New York 11580

OTHER MATTERS

As of the date of this proxy statement, Elderwatch knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors,

/s/ Doron Uziel

July 28, 2005	Doron Uziel, President, Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer

Appendices

Appendix A Plan and Agreement of Merger
Appendix B Florida Business Corporation Act Sections 607.1301 et seq.
Appendix C Articles of Incorporation of Energtek Inc.
Appendix D Bylaws of Energtek Inc.

PROXY

ELDERWATCH, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
August 22, 2006

    The undersigned, a stockholder of ELDERWATCH, INC. (the "Company"), does hereby appoint Doron Uziel, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Stockholders of the Company to be held on August 22, 2006, at 10:00 a.m., at the offices of David Lubin & Associates, PLLC, located at 26 East Hawthorne Avenue, Valley Stream, New York 11580 (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

    The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

The shares represented by this Proxy shall be voted in the following manner:

_____________________________	FOR	AGAINST	WITHHOLD
REINCORPORATION IN NEVADA	☐	☐

CHANGE IN NAME	☐	☐

INCREASE IN AUTHORIZED COMMON STOCK	☐	☐

DECREASE IN AUTHORIZED PREFERRED STOCK	☐	☐

ELECTION OF DIRECTOR	☐	☐

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD TO IMPLEMENT A FORWARD STOCK SPLIT	☐	☐

    The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

    NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

    PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated:
Signature

Name (typed or printed)

Address

Dated:
Signature

Name (typed or printed)

Address

APPENDIX A

PLAN AND AGREEMENT OF MERGER
OF
ELDERWATCH, INC.
(a Florida corporation)
AND
ENERGTEK INC.
(a Nevada corporation)

PLAN AND AGREEMENT OF MERGER entered into on __________ ___, 2006 by Elderwatch, Inc., a Florida corporation ("Elderwatch"), and approved by resolution adopted by its Board of Directors on said date, and entered into on __________, 2006, by Energtek Inc., a Nevada corporation ("Energtek"), and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Elderwatch is a business corporation of the State of Florida;

WHEREAS, Energtek is a business corporation of the State of Nevada;

WHEREAS, Energtek is the wholly-owned subsidiary of Elderwatch:

WHEREAS, the Florida Business Corporation Act permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction;

WHEREAS, Elderwatch does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

WHEREAS, Elderwatch and Energtek and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Elderwatch with and into Energtek (the “Merger”) pursuant to the provisions of the Florida Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Elderwatch and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Energtek and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.

1. Elderwatch shall, pursuant to the provisions of the Florida Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Energtek, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name Energtek pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Elderwatch, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Florida Business Corporation Act.

2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

6. Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Florida Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Florida and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Florida and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the Merger herein provided for.

10. The effective time of this Plan and Agreement of Merger, and the time at which the Merger herein agreed shall become effective in the State of Florida and the State of Nevada, shall be on the last to occur of:

(a) the approval of this Plan and Agreement of Merger by the stockholders of the terminating corporation in accordance with the Florida Business Corporation Act; or

(b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(c) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Florida Revised Statutes, is filed with the Secretary of State of the State of Florida.

11. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Florida and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Elderwatch and the stockholders of Energtek, no such amendment may (a) change the rate of exchange for any shares of Elderwatch or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Elderwatch; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Elderwatch or Energtek.

IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated: _____________________	ELDERWATCH, INC. a Florida corporation

By:

Doron Uziel President, Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer

ENERGTEK INC. a Nevada corporation

By:

Doron Uziel President, Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer

APPENDIX B

SELECTED PROVISIONS OF THE FLORIDA BUSINESS CORPORATION ACT

§ 607.1002.  Amendment by board of directors

   Unless the articles of incorporation provide otherwise, a corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action:

(1) To extend the duration of the corporation if it was incorporated at a time when limited duration was required by law;

(2) To delete the names and addresses of the initial directors;

(3) To delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the Department of State;

(4) To delete any other information contained in the articles of incorporation that is solely of historical interest;
(5) To delete the authorization for a class or series of shares authorized pursuant to s. 607.0602, if no shares of such class or series are issued;
(5) To delete the authorization for a class or series of shares authorized pursuant to s. 607.0602, if no shares of such class or series are issued;

(6) To change the corporate name by substituting the word "corporation," "incorporated," or "company," or the abbreviation "corp.," "Inc.," or "Co.," for a similar word or abbreviation in the name, or by adding, deleting, or changing a geographical attribution for the name;

(7) To change the par value for a class or series of shares;

(8) To provide that if the corporation acquires its own shares, such shares belong to the corporation and constitute treasury shares until disposed of or canceled by the corporation; or

(9) To make any other change expressly permitted by this act to be made without shareholder action.

§ 607.1104.  Merger of subsidiary corporation

   (1) (a) A parent corporation owning at least 80 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself, may merge itself into the subsidiary, or may merge the subsidiary into and with another subsidiary in which the parent corporation owns at least 80 percent of the outstanding shares of each class of the subsidiary without the approval of the shareholders of the parent or subsidiary. In a merger of a parent corporation into its subsidiary corporation, the approval of the shareholders of the parent corporation shall be required if the articles of incorporation of the surviving corporation will differ, except for amendments enumerated in s. 607.1002, from the articles of incorporation of the parent corporation before the merger, and the required vote shall be the greater of the vote required to approve the merger and the vote required to adopt each change to the articles of incorporation as if each change had been presented as an amendment to the articles of incorporation of the parent corporation.

   (b) The board of directors of the parent shall adopt a plan of merger that sets forth:

      1. The names of the parent and subsidiary corporations;

      2. The manner and basis of converting the shares of the subsidiary or parent into shares, obligations, or other securities of the parent or any other corporation or, in whole or in part, into cash or other property, and the manner and basis of converting rights to acquire shares of each corporation into rights to acquire shares, obligations, and other securities of the surviving or any other corporation or, in whole or in part, into cash or other property;

      3. If the merger is between the parent and a subsidiary corporation and the parent is not the surviving corporation, a provision for the pro rata issuance of shares of the subsidiary to the holders of the shares of the parent corporation upon surrender of any certificates therefor; and

      4. A clear and concise statement that shareholders of the subsidiary who, except for the applicability of this section, would be entitled to vote and who dissent from the merger pursuant to s. 607.1321, may be entitled, if they comply with the provisions of this act regarding appraisal rights, to be paid the fair value of their shares.

(2) The parent shall mail a copy or summary of the plan of merger to each shareholder of the subsidiary who does not waive the mailing requirement in writing.

(3) The parent may not deliver articles of merger to the Department of State for filing until at least 30 days after the date it mailed a copy of the plan of merger to each shareholder of the subsidiary who did not waive the mailing requirement, or, if earlier, upon the waiver thereof by the holders of all of the outstanding shares of the subsidiary.

(4) Articles of merger under this section may not contain amendments to the articles of incorporation of the parent corporation (except for amendments enumerated in s. 607.1002).

(5) Two or more subsidiaries may be merged into the parent pursuant to this section.

§ 607.1301.  Appraisal rights; definitions

   The following definitions apply to ss. 607.1302-607.1333:

   (1) "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

   (2) "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

   (3) "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

   (4) "Fair value" means the value of the corporation's shares determined:

      (a) Immediately before the effectuation of the corporate action to which the shareholder objects.

      (b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

   (c) (Effective Janaury 1, 2006) For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

   (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

   (6) "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

   (7) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

   (8) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

   (9) "Shareholder" means both a record shareholder and a beneficial shareholder.

§ 607.1302.  Right of shareholders to appraisal

   (1) (Effective until January 1, 2006) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

   (a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104;

   (b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

   (c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

   (d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

   (e) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

      1. Altering or abolishing any preemptive rights attached to any of his or her shares;

      2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

      3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

      4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

      5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

      6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

      7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(1) (Effective January 1, 2006) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

   (a) Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

   (b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

   (c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

   (d) An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

   (e) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

   (f) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

      1. Altering or abolishing any preemptive rights attached to any of his or her shares;

      2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

      3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

      4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

      5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

      6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

      7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

   (a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

      1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

      2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $ 10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

   (b) The applicability of paragraph (a) shall be determined as of:

      1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

      2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

   (c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

   (d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

      1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

         a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

         b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

      2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

         a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

         b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

         c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

   (e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

   (a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

   (b) Was procured as a result of fraud or material misrepresentation.

§ 607.1303.  Assertion of rights by nominees and beneficial owners

   (1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

   (a) Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

   (b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

§ 607.1320.  Notice of appraisal rights

   (1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

§ 607.1321.  Notice of intent to demand payment

   (1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

   (a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

   (b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

§ 607.1322.  Appraisal notice and form

   (1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

   (a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

      1. The shareholder's name and address.

      2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

      3. That the shareholder did not vote for the transaction.

      4. Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

      5. If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

   (b) State:

      1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

      2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

      3. The corporation's estimate of the fair value of the shares.

      4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

      5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

      6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

   (c) Be accompanied by:

      1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

      2. A copy of ss. 607.1301-607.1333.

§ 607.1323.  Perfection of rights; right to withdraw

   (1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

§ 607.1324.  Shareholder's acceptance of corporation's offer

   (1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

§ 607.1326.  Procedure if shareholder is dissatisfied with offer

   (1) A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

§ 607.1330.  Court action

   (1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

§ 607.1331.  Court costs and counsel fees

   (1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

   (a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

   (b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

§ 607.1332.  Disposition of acquired shares

   Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

§ 607.1333.  Limitation on corporate payment

   (1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

   (a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

   (b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

APPENDIX C

ARTICLES OF INCORPORATION

OF

ENERGTEK INC.

DEAN HELLER
Secretary of State
204 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Entity # E0482142006-8
Document Number: 20060406411-14

Date Filed: 6/27/2006 8:00:27 AM
In the office of
[signature]
Dean Heller
Secretary of State

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	ENERGTEK INC.
2. Resident Agent Name and Street Address:	[illegible], Inc. — Name 1348 Vegas Drive — Street Address; Las Vegas — City; Nevada; 89103 — Zip Code 25 East Hawthorne Avenue — Optional Mailing Address; Valley Stream — City; NY — State; 11580 — Zip Code
3. Shares:	Number of shares with par value: 495,000,000 Par value: $ 0.001 Number of shares without par value:
4. Names & Addresses of Board of Directors/Trustees:	1. Doron Uziel — Name 12 [illegible] Street — Street Address; [illegible], Israel — City; State; Zip Code 2. Joseph [illegible] — Name [illegible] 5, Apt 15 — Street Address; Vienna, Austria — City; State; A-1090 — Zip Code 3. — Name Street Address; City; State; Zip Code
5. Purpose:	The purpose of this Corporation shall be: to engage in any lawful activity
6. Names, Address and Signature of Incorporator:	Mr. George [illegible] — Name; [signature] — Signature 25 East Hawthorne Avenue — Address; Valley Stream — City; NY — State; 11580 — Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. See Attached Authorized Signature of R. A. or On Behalf of R. A. Company; Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 ARTICLES [illegible]

ATTACHMENT
TO
ARTICLES OF INCORPORATION
OF
ENERGTEK INC.

8. The governing board of Energtek Inc. (the "Corporation") shall be styled as a "Board of Directors", and any member of said Board shall be styled as a "Director." The first Board of Directors of the corporation shall consist of two directors. The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

9. (a) The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Fifty Five Million (255,000,000) which shall consist of (i) Two Hundred Fifty Million (250,000,000) shares of common stock, par value $0.0001 per share (the "Common Stock"), and (ii) Five Million (5,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

(b) The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board"), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

(i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board increasing such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board;

(ii) The dividend rate of such series, the conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of Stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

(iii) The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

(iv) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation; and

(viii) Any other powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation.

(c) The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

(d) The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

10. The Corporation shall have perpetual existence.

11. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented. Any repeal or amendment of this Article by the stockholders of the Corporation shall be prospective.

12. The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

13. The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

14. The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

APPENDIX D

BY-LAWS
OF
ENERGTEK INC.
(the “Corporation”)
* * * * * * * * * * *

ARTICLE I
Offices
The Corporation may have offices at such other places, both within and without the State of Nevada, as the Board of Directors may determine and designate from time to time or the business of the Corporation requires.

ARTICLE II
Books
The books and records of the Corporation may be kept (except as otherwise provided by the laws of the State of Nevada) outside of the State of Nevada and at such place or places as may be designated by the Board of Directors.

ARTICLE III
Stockholders
Section 1. Place of Meetings, etc. Except as otherwise provided in these Bylaws, all meetings of the stockholders shall be held at such dates, times and places, within or without the State of Nevada, as shall be determined by the Board of Directors or the President of the Corporation and as shall be stated in the notice of the meeting or in waivers of notice thereof. If the place of any meeting is not so fixed, it shall be held at the registered office of the Corporation in the State of Nevada.
Section 2. Annual Meetings. The Annual Meeting of stockholders of the Corporation for the election of Directors and the transaction of such other business as may properly come before said meeting shall be held at the principal business office of the Corporation or at such other place or places either within or without the State of Nevada as may be designated by the Board of Directors and stated in the notice of the meeting, on a date not later than 120 days following the close of the fiscal year of the Corporation as designated by the Board of Directors.
Section 3. Special Meetings. Special meetings of the stockholders of the Corporation shall be held whenever called in the manner required by the laws of the State of Nevada for purposes as to which there are special statutory provisions, and for other purposes whenever called by resolution of the Board of Directors, or by the President, or by the holders of a majority of the outstanding shares of capital stock of the Corporation the holders of which are entitled to vote on matters that are to be voted on at such meeting. Any such Special Meetings of stockholders may be held at the principal business office of the Corporation or at such other place or places, either within or without the State of Nevada, as may be specified in the notice thereof. Business transacted at any Special Meeting of stockholders of the Corporation shall be limited to the purposes stated in the notice thereof. The notice shall state the date, time, place and purpose or purposes of the proposed meeting.

Section 4. Notice of Meetings. Except as otherwise required or permitted by law, whenever the stockholders of the Corporation are required or permitted to take any action at a meeting, written notice thereof shall be given, stating the place, date and time of the meeting and, unless it is the annual meeting, by or at whose direction it is being issued. The notice also shall designate the place where the stockholders’ list is available for examination, unless the list is kept at the place where the meeting is to be held. Notice of a Special Meeting also shall state the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid and shall be directed to each stockholder at his or her address as it appears on the record of stockholders, unless he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, in which case it shall be directed to him or her at the other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend the meeting, except for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened, or who shall submit, either before or after the meeting, a signed waiver of notice. Unless the Board of Directors, after the adjournment of such meeting, shall fix a new record date for an adjourned meeting or unless the adjournment is for more than thirty (30) days, notice of an adjourned meeting need not be given if the place, date and time to which the meeting shall be adjourned is announced at the meeting at which the adjournment is taken.
Section 5. List of Stockholders. The officer of the Corporation who shall have charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address, if known, and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place specified in the notice of the meeting or at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder present at the meeting.
Section 6. Quorum. Except as otherwise expressly provided by the laws of the State of Nevada, or by the Certificate of Incorporation of the Corporation, or by these Bylaws, at any and all meetings of the stockholders of the Corporation there must be present, either in person or by proxy, stockholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at said meeting. At any meeting of stockholders at which a quorum is not present, the person(s) who called such meeting may adjourn the meeting to a new date at least seven (7) days after the date of the meeting, without notice other than announcement at the meeting. At any such adjourned meeting at which a quorum is not present, the person(s) who called the original meeting may further adjourn the meeting to a new date at least seven (7) days after the date of the adjourned meeting, until a quorum shall be present or represented; but in no event shall the meeting be adjourned more than three (3) times. At any such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment of the meeting as originally noticed is for more than thirty (30) days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 7. Organization. The President shall call to order meetings of the stockholders and shall act as Chairman of such meetings. The Board of Directors or the stockholders may appoint any stockholder or any Director or officer of the Corporation to act as Chairman at any meeting in the absence of the President. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.
Section 8. Voting. Except as otherwise provided by the Certificate of Incorporation of the Corporation or these Bylaws, at any meeting of the stockholders each stockholder of record of the Corporation having the right to vote thereat shall be entitled to one (1) vote for each share of stock outstanding in his or her name on the books of the Corporation as of the record date and entitling him or her to so vote. A stockholder may vote in person or by proxy. Except as otherwise provided by the law of the State of Nevada or by the Certificate of Incorporation of the Corporation, any corporate action to be taken by a vote of the stockholders, other than the election of directors, shall be authorized by not less than a majority of the votes cast at a meeting by the stockholders present in person or by proxy and entitled to vote thereon. Directors shall be elected as provided in Section 1 of Article IV of these Bylaws. Written ballots shall not be required for voting on any matter unless ordered by the Chairman of the meeting.
Section 9. Proxies. Every proxy shall be executed in writing by the stockholder or by his or her attorney-in-fact.
Section 10. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation of the Corporation, whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the laws of the state of Nevada or of the Certificate of Incorporation, such corporate action may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but who were entitled to vote on the matter.

ARTICLE IV
Directors
Section 1. Number, Election and Term of Office. The business and affairs of the Corporation shall be managed by the Board of Directors. The number of Directors which shall constitute the whole Board shall be not less than one (1) nor more than fifteen (15). Within such limits, the number of Directors may be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Certificate of Incorporation. The initial board shall consist of two (2) Directors. Directors need not be stockholders. Directors shall be elected at the Annual Meeting of the stockholders of the Corporation, except as provided in Section 2 of this Article IV, to serve until their respective successors are duly elected and qualified. When used in these Bylaws, the phrase "entire Board" means the total number of directors which the Corporation would have if there were no vacancies.

Section 2. Vacancies and Newly Created Directorships. Except as hereinafter provided, any vacancy in the office of a Director occurring for any reason other than the removal of a Director pursuant to Section 3 of this Article, and any newly created Directorship resulting from any increase in the authorized number of Directors, may be filled by a majority of the Directors then in office. In the event that any vacancy in the office of a Director occurs as a result of the removal of a Director pursuant to Section 3 of this Article, or in the event that vacancies occur contemporaneously in the offices of all of the Directors, such vacancy or vacancies shall be filled by the stockholders of the Corporation at a meeting of stockholders called for that purpose. Directors chosen or elected as aforesaid shall hold office until their respective successors are duly elected and qualified.
Section 3. Removals. At any meeting of stockholders of the Corporation called for that purpose, the holders of a majority of the shares of capital stock of the Corporation entitled to vote at such meeting may remove from office any or all of the Directors, with or without cause.
Section 4. Resignations. Any director may resign at any time by giving written notice of his or her resignation to the Corporation. A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.
Section 5. Place of Meetings. Except as otherwise provided in these Bylaws, all meetings of the Board of Directors shall be held at the principal business office of the Corporation or at such other place, within or without the State of Nevada, as the Board determines from time to time.
Section 6. Annual Meetings. The annual meeting of the Board of Directors shall be held either (a) without notice immediately after the annual meeting of stockholders and in the same place, or (b) as soon as practicable after the annual meeting of stockholders on such date and at such time and place as the Board determines.
Section 7. Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates and at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as the Board determines. Notice of regular meetings need not be given, except as otherwise required by law.
Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the President, the Chairman of the Board or any two Directors on notice given to each Director, and such meetings shall be held at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as shall be specified in the notices thereof. The request shall state the date, time, place and purpose or purposes of the proposed meeting.
Section 9. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each annual meeting held pursuant to subdivision (b) of Section 6 of this Article IV) shall be given, not later than 24 hours before the meeting is scheduled to commence, by the President, the Chairman of the Board or the Secretary and shall state the place, date and time of the meeting. Notice of each meeting may be delivered to a Director by hand or given to a director orally (whether by telephone or in person) or mailed or telegraphed to a Director at his or her residence or usual place of business, provided, however, that if notice of less than 72 hours is given it may not be mailed. If mailed, the notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, and if telegraphed, the notice shall be deemed to have been given when the contents of the telegram are transmitted to the telegraph service with instructions that the telegram immediately be dispatched. Notice of any meeting need not be given to any Director who shall submit, either before or after the meeting, a signed waiver of notice or who shall attend the meeting, except if such Director shall attend for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all Directors not present at the time of the adjourn-ment, as well as to the other Directors unless the place, date and time of the new meeting is announced at the adjourned meeting.

Section 10. Quorum. Except as otherwise provided by the laws of the State of Nevada or in these Bylaws, at all meetings of the Board of Directors of the Corporation a majority of the entire Board shall constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another place, date and time.
Section 11. Conduct of Meetings. At each meeting of the Board of Directors of the Corporation, the Chairman of the Board if such a nomination is in place, or the President if there is no Chairman of the Board or, in his or her absence, a Director chosen by a majority of the Directors present shall act as Chairman of the meeting. The Secretary or, in his or her absence, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting and keep the minutes thereof. The order of business at all meetings of the Board shall be as determined by the Chairman of the meeting.
Section 12. Committees of the Board. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate an executive committee and other committees, each consisting of one (1) or more Directors. Each committee (including the members thereof) shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any committee. Alternate members may replace any absent or disqualified member or members at any meeting of a committee. In addition, in the absence or disqualification of a member of a committee, if no alternate member has been designated by the Board of Directors, the members present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.
  Except as limited by the laws of the State of Nevada, each committee, to the extent provided in the resolution establishing it, shall have and may exercise all the powers and authority of the Board of Directors with respect to all matters.
Section 13. Operation of Committees. A majority of all the members of a committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of a committee present at a meeting at which a quorum is present shall be the act of the committee. Each committee shall adopt whatever other rules of procedure it determines for the conduct of its activities.
Section 14. Consent to Action. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.
Section 15. Meetings Held Other Than in Person. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or any committee may participate in a meeting of the Board of Directors or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

Section 16. Compensation of Directors. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for the attendance at each regular or special meeting of the Board; however nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.
ARTICLE V
Officers
Section 1. Number, Election and Term of Office. The officers of the Corporation shall be a President, a Secretary, and a Treasurer, and may at the discretion of the Board of Directors include a Chief Executive Officer, a Chief Financial Officer, Chairman of the Board and one or more Vice Presidents, Director of Corporate Development, General Managers, Assistant Financial Officers and Assistant Secretaries. The officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the Annual Meeting of the stockholders, and shall hold their respective offices until their successors are duly elected and qualified. Any two (2) or more offices may be held by the same person. The Board of Directors may from time to time appoint such other officers and agents as the interests of the Corporation may require and may fix their duties and terms of office. Any officer may devote less than one hundred percent (100%) of his or her working time to his or her activities as such.
Section 2. The President. The President shall be the chief executive and operating officer of the Corporation, and shall preside at all meetings of the stockholders and of the Board of Directors. The President shall have general and active management of the business and affairs of the Corporation, subject to the control of the Board, shall see that all orders and resolutions of the Board are effectuated, and shall have such other powers and duties as the Board assigns to him. He shall ensure that the books, reports, statements, certificates and other records of the Corporation are kept, made or filed in accordance with the laws of the State of Nevada. He shall cause to be called regular and special meetings of the stockholders and, in the absence of a nominated Chairman of the Board, of the Board of Directors in accordance with these Bylaws. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or where required by law to be otherwise signed, executed or delivered. He may sign, jointly with the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Financial Officer, certificates of stock of the Corporation. He shall appoint and remove, employ and discharge, and fix the compensation of all servants, agents, employees and clerks of the Corporation other than the duly elected or appointed officers, subject to the approval of the Board of Directors. In addition to the powers and duties expressly conferred upon him by these Bylaws, he shall, except as otherwise specifically provided by the laws of the State of Nevada, have such other powers and duties as shall from time to time be assigned to him by the Board of Directors.
Section 3. The Vice President. There may be such Vice Presidents as the Board of Directors shall determine from time to time, with duties determined by the Board of Directors. If there is only one Vice President appointed by the Board, he shall perform, in the absence or disability of the President, the duties and exercise the powers of the President and shall have such other powers and duties as the Board or the President assigns to him.

Section 4. The Secretary. The Secretary may sign all certificates of stock of the Corporation jointly with the President. He shall record all the proceedings of the meetings of the stockholders and the Board of Directors of the Corporation in the books to be kept for that purpose. He shall have safe custody of the seal of the Corporation and, when authorized by the Board, he shall affix the same to any corporate instrument, and when so affixed he may attest the same by his signature. He shall keep the transfer books, in which all transfers of the capital stock of the Corporation shall be registered, and the stock books, which shall contain the names and addresses of all holders of the capital stock of the Corporation and the number of shares held by each. He shall keep the stock and transfer books available during business hours for inspection by any stockholder and for the transfer of stock. He shall notify the Directors and stockholders of the respective meetings as required by law or by these Bylaws of the Corporation. He shall have and perform such other powers and duties as may be required by law or the Bylaws of the Corporation, or which the Board or the President may assign to him from time to time.
Section 5. Assistant Secretaries. The Assistant Secretaries shall, during the absence or incapacity of the Secretary, assume and perform all functions and duties which the Secretary might lawfully do if present and not under any incapacity.
Section 6. The Treasurer. Subject to the control of the Board, the Treasurer shall have the care and custody of the corporate funds and the books relating thereto. He shall perform all other duties incident to the office of the Treasurer. He shall have such other powers and duties as the Board or the President assigns to him from time to time. He shall keep full and accurate accounts of all receipts and disbursements of the Corporation in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board, and shall render to the President or the Directors, whenever they may require it, an account of all his transactions as Treasurer and an account of the business and financial position of the Corporation.
Section 7. Assistant Financial Officers. The Assistant Financial Officers shall, during the absence or incapacity of the Treasurer, assume and perform all functions and duties which the Treasurer might lawfully do if present and not under any incapacity.
Section 8. Transfer of Duties. The Board of Directors may transfer the power and duties, in whole or in part, of any officer to any other officer, or other persons, notwithstanding the provisions of these Bylaws, except as otherwise provided by the laws of the State of Nevada.
Section 9. Removals. Subject to his or her earlier death, resignation or removal as hereinafter provided, each officer shall hold his or her office until his or her successor shall have been duly elected and shall have qualified. Any officer or agent of the Corporation may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the entire Board, at a meeting of the Board of Directors called for that purpose.
Section 10. Resignations. Any officer or agent of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors or to the President or Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

Section 11. Vacancies. If the office of President, Secretary or Treasurer becomes vacant for any reason, the Board of Directors shall choose a successor to hold such office for the unexpired term. If any other officer or agent becomes vacant for any reason, the Board of Directors may fill the vacancy, and each officer so elected shall serve for the remainder of his or her predecessor's term.
Section 12. Compensation of Officers. The officers shall receive such salary or compensation as may be determined by the Board of Directors.
ARTICLE V
Contracts, Checks and Notes
Section 1. Contracts. Unless the Board of Directors shall otherwise specifically direct, all contracts of the Corporation shall be executed in the name of the Corporation by the President or a Vice President.
Section 2. Checks and Notes. All negotiable instruments of the Corporation shall be signed by such officers or agents of the Corporation as may be designated by the Board of Directors.

ARTICLE VI
Provisions Relating to Stock
Certificates and Stockholders
Section 1. Certificates of Stock. Certificates for the Corporation's capital stock shall be in such form as required by law and as approved by the Board. Each certificate shall be signed in the name of the Corporation by the President or any Vice President and by the Secretary, the Treasurer or any Assistant Secretary or any Assistant Financial Officer and shall bear the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation or its employees, the signature of any officer of the Corporation may be a facsimile signature. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature was placed on any certificate shall have ceased to be such officer, transfer agent or registrar before the certificate shall be issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
Section 2. Lost Certificates, etc. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board may require the owner of the lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of that fact and to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of the certificate or the issuance of a new certificate.
Section 3. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4. Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other action, the Board may fix in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.
Section 5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares by any other person, whether or not it shall have notice thereof, except as expressly provided by the laws of the State of Nevada.

ARTICLE VII
General Provisions
Section 1. Dividends. To the extent permitted by law, the Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation of the Corporation and the terms of any other corporate document or instrument binding upon the Corporation, to determine what, if any, dividends or distributions shall be declared and paid or made. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the Directors think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors think conducive to the interests of the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.
Section 2. Seal. The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Nevada.”
Section 3. Fiscal Year. The fiscal year of the Corporation shall be end on December 31.
Section 4. Voting Shares in Other Corporations. Unless otherwise directed by the Board, shares in other corporations which are held by the Corporation shall be represented and voted only by the President or by a proxy or proxies appointed by him or her.
Section 5. Indemnification.
(a) The Corporation shall indemnify any person who was, or is threatened to be made, a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director, officer, employee or agent of the Corporation, or (ii) while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or similar functionary of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under the Revised Statutes of the State of Nevada, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article VII is in effect. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement or otherwise.

(b) As used herein, the term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding.
(c) A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) for the payment of distributions in violation of the Revised Statutes of the State of Nevada. Any repeal or amendment of this Article VII by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the foregoing provisions of this Article VII, a director or officer shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including, without limitation, any subsequent amendment to the Revised Statutes of the State of Nevada.

ARTICLE VIII
Amendments
These Bylaws may be adopted, altered, amended or repealed or new Bylaws may be adopted by the stockholders, or by the Board of Directors, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

Dec 12 05 08:36a p.1

ATTN Change Conrads

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the board of directors
Elderwatch, Inc.

We hereby consent to the use in the Definitive Proxy Statement of Elderwatch, Inc. (the "Company") of our report dated May 2, 2006, on the Company's audited financial statements for the fiscal year ended December 31, 2005, which appear in the Form 10-KSB filed by the Company with the Securities and Exchange Commission on May 9, 2006, as amended on May 11, 2006.

Dated: July 28, 2006

By: Madsen + Associates CPA's, Inc
Name:
Title: